SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2026

BALLSTON SPA BANCORP, INC.

(Exact name of registrant as specified in its charter)

New York	333-291808	74-2245601
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

990 State Route 67, Ballston Spa, NY	12020
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (518) 363-8199

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $12.50 per share	BSPA	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 1, 2026, Ballston Spa Bancorp, Inc., a New York corporation, (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that on April 1, 2026, the Company completed its the previously announced merger transaction with NBC Bancorp, Inc., a New York corporation (“NBC”).

ThisAmendment No. 1 to the Initial Filing (the “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

The pro forma financial information included in thisAmendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and NBC would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the merger. The pro forma financial information combines the historical consolidated financial position and results of operations of the Company and NBC.

Except as described above, no other changes have been made to the Initial Filing.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of BusinessAcquired.

The historical audited consolidated financial statements of NBC Bancorp, Inc for the years ended December 31, 2025 and 2024, which includes the consolidated balance sheets as of December 31, 2025 and 2024, and the related consolidated statements of comprehensive income, statements of changes in stockholders’ equity and statements of cash flows for the years then ended, and the related notes to the consolidated financial statements, are filed herewith as Exhibit 99.1.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K are attached hereto as Exhibit 99.2 and incorporated herein by reference into this Item 9.01(b).

The unaudited pro forma combined condensed consolidated financial information giving effect to the Mergers is furnished under this Item 9.01(b) as Exhibit 99.2 attached hereto, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities ExchangeAct of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of such section, nor shall be deemed incorporated by reference in any filing of the Company under the SecuritiesAct of 1933, as amended, or the ExchangeAct, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

(d) Exhibits.

Number	Description
23.1	Consent of The Bonadio Group
99.1	Audited consolidated financial statements of NBC Bancorp, Inc. for the years ended December 31, 2025 and 2024
99.2	The unaudited pro forma combined condensed consolidated financial information as of, and for the year ended, December 31, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BALLSTON SPA BANCORP, INC.

DATE: June 12, 2026	By:	/s/ Christopher Dowd
Christopher Dowd
President and Chief Executive Officer